UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2020

BRIDGEWAY NATIONAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55505	45-5523835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 15th Street NW, Suite 1030

Washington, DC 20005

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (202) 846-7869

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BDGY	OTC Pink

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bridgeway National Corp. 2020 Management Cash Incentive Bonus Plan

On September 24, 2020, the Board of Directors (the “Board”) of Bridgeway National Corp., a Delaware corporation, (the “Company”) authorized a management incentive bonus plan (“Cash Incentive Plan”), effective as of October 1, 2020, under which participants of such plan are eligible to receive cash bonus awards based on achievement by the Company of certain net growth target objectives. All executive officers of the Company and other employees deemed eligible by the compensation committee of the Board (the “Committee”) shall be eligible to participate in the Cash Incentive Plan. Pursuant to the Cash Incentive Plan, the participation date for an eligible employee will be 90 days from the employee’s date of hire or the date the Committee deems the participant eligible to participate in the Cash Incentive Plan. The Cash Incentive Plan provides for a bonus pool, determined on an annual basis by the Committee, equal to 20% of the amount by which the Company’s book value for the applicable fiscal year exceeds 106% of book value for the preceding fiscal year (the “Incentive Compensation Amount”). The Incentive Compensation Amount shall be subject to a high-water mark.

The description of the Cash Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the Cash Incentive Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Bridgeway National Corp. 2020 Equity Incentive Plan

On September 24, 2020, the Board approved the adoption of the Bridgeway National Corp. 2020 Equity Incentive Plan (the “Equity Plan”) pursuant to which incentive compensation and performance compensation awards may be provided to employees, directors, officers and consultants of the Company or of its subsidiaries or their respective affiliates. The Equity Plan authorizes the issuance of up to 40,500,000 shares of common stock, par value $0.001 per share, of the Company.

The description of the Equity Plan is not complete and is qualified in its entirety by reference to the full text of the Cash Incentive Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Bridgeway National Corp. 2020 Management Cash Incentive Bonus Plan.

10.2	Bridgeway National Corp. 2020 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWAY NATIONAL CORP.

By:	/s/ Eric Blue
Eric Blue
Chief Executive Officer

Dated: September 28, 2020